Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND COMMITMENT INCREASE AGREEMENT dated as of April 29, 2016 (this “Amendment”), among SPECTRA ENERGY PARTNERS, LP, a Delaware limited partnership (the “Borrower”), Citibank, N.A., in its capacity as administrative agent under the Credit Agreement referred to below (the “Agent”), each entity designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”) and each entity designated on the signature pages hereto as a “New Lender” (collectively, the “New Lenders”).

The Borrower, the Agent and the Extending Lenders are parties to an Amended and Restated Credit Agreement dated as of November 1, 2013 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement,” and as amended by this Amendment, the “Amended Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made to the Borrower.

In connection with this Amendment and the transactions contemplated hereby, each of JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC has been appointed as a Joint Lead Arranger and Joint Bookrunner (collectively, the “Joint Lead Arrangers”).

The Borrower, the Extending Lenders and the New Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein.

Section 2. New Lenders; Increased Commitments of Certain Extending Lenders.

2.01 Effective as of the Amendment Effective Date (as defined below):

(a) each New Lender hereby (i) provides a Revolving Commitment in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such New Lender’s name on the signature pages hereto under the caption “Commitment,” (ii) becomes a Revolving Lender under the Amended Credit Agreement (as it may be further amended, restated, supplemented or otherwise modified from time to time) for all purposes to the same extent as if originally a party thereto and shall be bound thereby and entitled to the benefits thereof, (iii) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Revolving Lender under the Amended Credit Agreement, (B) it satisfies the requirements, if any, specified in the Amended Credit Agreement that are required to be satisfied by it in order to become a Revolving Lender, (C) from and after the Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Revolving Lender thereunder and shall have the obligations of a Revolving Lender thereunder, (D) it has received and/or had the opportunity to review a copy of the Credit Agreement to the extent it has in its sole discretion deemed necessary, together with copies of the most recent financial statements delivered pursuant to Section 5.01(a) and 5.01(b) thereof, as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Revolving Lender under the Amended Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (E) if it is a Foreign Lender, it has provided to the Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it, and (iv) agrees that (A) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, and (B) it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Revolving Lender; and

(b) each Extending Lender whose Revolving Commitment or Letter of Credit Commitment amount, as applicable, set forth opposite such Extending Lender’s name on the signature pages hereto is greater than such Extending Lender’s Revolving Commitment or Letter of Credit Commitment, respectively, in effect immediately prior to giving effect to this Amendment hereby increases its Revolving Commitment and/or Letter of Credit Commitment such that, after giving effect to this Amendment, such Extending Lender has a Revolving Commitment and a Letter of Credit Commitment each in the aggregate amount not to exceed at any time outstanding the amount set forth opposite such Extending Lender’s name on the signature pages hereto under the caption “Commitment” and “Letter of Credit Commitment,” respectively.

For the avoidance of doubt, the increase in the Revolving Commitments pursuant to this Section 2 shall be effected without the Borrower exercising its rights under Section 2.05(d) of the Amended Credit Agreement with respect to Commitment Increases.

Section 3. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 of this Amendment, but effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:

3.01 Cover Page. The cover page to the Credit Agreement is hereby amended by replacing such cover page in its entirety with Exhibit A attached hereto.

3.02 Definitions.

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical location:

““Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Credit Agreement and Commitment Increase Agreement dated as of the Amendment No. 2 Effective Date, among the Borrower, the Agent and each other entity signatory thereto.

“Amendment No. 2 Effective Date” means April 29, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) Section 1.01 of the Credit Agreement shall be amended by restating clause (d) of the definition of “Defaulting Lender” in its entirety to read as follows:

“(d) has, or has a Lender Parent that has, become the subject of (x) a Bankruptcy Event or (y) a Bail-in Action.”

(c) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Joint Lead Arrangers” in its entirety to read as follows:

““Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC.”

(d) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Letter of Credit Commitment” in its entirety to read as follows:

““Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank’s name on the signature pages of Amendment No. 2 under the caption “Letter of Credit Commitment” or, if such Issuing Bank has entered into any Assignment and Acceptance or otherwise modified its Letter of Credit Commitment in accordance with the definition of “Issuing Bank,” set forth for such Issuing Bank in the Register maintained by the Agent pursuant to Section 8.07(d), as such amount may be reduced or increased at or prior to such time by written agreement among such Issuing Bank, the Agent and the Borrower.”

(e) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Revolving Lenders” in its entirety to read as follows:

““Revolving Lenders” means the Initial Lenders, each Incremental Term Lender that has become a Revolving Lender pursuant to Section 2.05(f), each Person that shall become party hereto pursuant to Amendment No. 2, and each Person that shall become a party hereto pursuant to an Assignment and Acceptance or pursuant to an Accession Agreement with respect to all or any portion of a Revolving Commitment or Revolving Advance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or Amendment No. 2.”

(f) Section 1.01 of the Credit Agreement shall be amended by replacing the text “or any European Union member state” contained in the definition of “Sanctioned Person” with the text “, any European Union member state or the Government of Canada” in lieu thereof.

(g) Section 1.01 of the Credit Agreement shall be amended by replacing the text “or Her Majesty’s Treasury of the United Kingdom” contained in the definition of “Sanctions” with the text “, Her Majesty’s Treasury of the United Kingdom or the Government of Canada” in lieu thereof.

(h) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Termination Date” in its entirety to read as follows:

““Termination Date” means the earlier of April 29, 2021 (as such date may be extended pursuant to Section 2.05(e), but in no event later than April 29, 2023) and the date of termination in whole of the Revolving Commitments pursuant to Section 2.05 or 6.01.”

3.03 Revolving Advances. Section 2.01(a) of the Credit Agreement shall be amended by restating such section in its entirety to read as follows:

“(a) Revolving Advances. Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower (each such Advance, a “Revolving Advance”) from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Revolving Lender’s name on the signature pages to Amendment No. 2 under the caption “Commitment” or, if such Revolving Lender has entered into any Assignment and Acceptance, set forth for such Revolving Lender in the Register maintained by the Agent pursuant to Section 8.07(d), as such amount may be reduced or increased pursuant to Section 2.05 (such Lender’s “Revolving Commitment”), minus such Revolving Lender’s Letter of Credit Exposure. Each Borrowing shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Advances of the same Type made on the same day by the Revolving Lenders ratably according to their respective Revolving Commitments. Within the limits of each Revolving Lender’s Revolving Commitment, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.10 and reborrow under this Section 2.01(a). For the avoidance of doubt, all revolving loans outstanding under the Existing Credit Agreement as of the Effective Date shall constitute Revolving Advances hereunder pursuant to Section 1.08. The aggregate amount of the Revolving Commitments on the Amendment No. 2 Effective Date is $2,500,000,000.”

3.04 Fees. Section 2.04(a) of the Credit Agreement shall be amended by (i) replacing the text “the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Lender” contained in such Section with the text “the date it became a Revolving Lender” in lieu thereof and (ii) replacing the text “until the Termination Date” contained in such Section with the text “until the earlier of the date such Revolving Lender ceases to be a Revolving Lender under this Agreement and the Termination Date” in lieu thereof.

3.05 Defaulting Lenders. Section 2.19(c)(ii) of the Credit Agreement shall be amended by inserting the text “, subject to Section 8.15,” immediately after the text “provided that” contained in such Section and immediately before the text “neither any such” contained in such Section.

3.06 Representations and Warranties. Section 4.01 of the Credit Agreement shall be amended as follows:

(a) By amending clause (d)(i) of such Section by replacing the text “December 31, 2012” contained in such Section with the text “December 31, 2015.”

(b) By amending clause (d)(ii) of such Section by replacing the text “March 31, 2013 and June 30, 2013” contained in such Section with the text “March 31, 2015, June 30, 2015 and September 30, 2015.”

(c) By amending clause (d)(iii) of such Section by replacing the text “2013” contained in such Section with the text “2015.”

(d) By amending clause (f) of such Section by replacing the text “Except as disclosed in the Borrower’s annual report on Form 10-K for the fiscal year ended December 31, 2012, and the Borrower’s quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2013 and June 30, 2013” contained in such Section with the text “Except as disclosed in the Borrower’s annual report on Form 10-K for the fiscal year ended December 31, 2015.”

(e) By adding a new clause (m) at the end of such Section, which shall read in its entirety as follows:

“(m) EEA Financial Institution. None of the Ultimate General Partner, Ultimate Parent or the Borrower is an EEA Financial Institution.”

3.07 Use of Proceeds. Section 5.09 of the Credit Agreement shall be amended by replacing the first sentence in its entirety to read as follows:

“The proceeds of the Revolving Advances and Letters of Credit made under this Agreement will be used by the Borrower for its and its Subsidiaries’ general company purposes, including acquisitions.”

3.08 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. A new Section 8.15 shall be added to the Credit Agreement at the end of Article VIII of the Credit Agreement, which shall read in its entirety as follows:

SECTION 8.15 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement, in any Note or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or in any Note may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or under any Note; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agent that (a) the representations and warranties contained Section 4.01 of the Amended Credit Agreement are correct in all respects on the Amendment Effective Date (as defined below) (except for those representations and warranties that specifically relate to a prior date, which shall have been correct on such prior date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from giving effect to this Amendment.

Section 5. Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied.

5.01 Counterparts. The Agent shall have received one or more counterparts of this Amendment, executed and delivered by the Borrower and each of the Extending Lenders and the New Lenders.

5.02 Corporate Documents and Opinions of Counsel. The Agent shall have received the following, each dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Agent:

(a) (I) an opinion of the internal legal counsel of the Borrower and (II) an opinion of Bracewell LLP, special counsel for the Borrower;

(b) certified copies of the resolutions of the Board of Directors or similar governing body of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) approving this Amendment and the Amended Credit Agreement, and of all documents evidencing other necessary corporate or other similar action and governmental approvals, if any, with respect to this Amendment;

(c) a certificate signed by the Chief Financial Officer or the Treasurer of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower), dated the Amendment Effective Date, to the effect set forth in clauses (a) and (b) of Section 4 of this Amendment;

(d) a certificate of the Secretary or an Assistant Secretary of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) certifying the names and true signatures of the officers of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) authorized to sign this Amendment and the other documents to be delivered hereunder; and

(e) all documents the Agent may have reasonably requested prior to the Amendment Effective Date relating to the existence of the Borrower, the corporate or other similar authority for and the validity of this Amendment and the Amended Credit Agreement, and any other matters relevant hereto.

5.03 Fees. The Agent and the Joint Lead Arrangers shall have received all fees and other amounts due and payable to them on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable and invoiced out-of-pocket fees, charges and expenses of a single counsel and of a single local counsel to the Agent and the Joint Lead Arrangers in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and such other counsel retained with the Borrower’s prior written consent (such consent not to be unreasonably withheld or delayed), required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

5.04 Know Your Customer. The Lenders shall have received, to the extent requested at least two (2) Business Days prior to the Amendment Effective Date, all documentation and other information reasonably requested by the Lenders or the Agent under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

Section 6. Deemed Assignments. Simultaneously with the Amendment Effective Date, any required assignments shall be deemed to be made in such amounts among the Revolving Lenders and from each Revolving Lender to each other Revolving Lender (including from any Revolving Lender that reduces its revolving commitment in connection with this Amendment), all as reasonably determined and managed by the Agent, in each case with the same force and effect as if such assignments were evidenced by applicable Assignments and Acceptances under the Amended Credit Agreement, but without the payment of any related assignment fee. Notwithstanding anything to the contrary in the Amended Credit Agreement or in this Amendment, no other documents or instruments, including any Assignment and Acceptance, shall be, or shall be required to be, executed in connection with the assignments set forth in this Section 6 (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the Amendment Effective Date, (i) the applicable Revolving Lenders shall make full cash settlement with one another (including with any Revolving Lender whose revolving commitment is being decreased), either directly or through the Agent, as the Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Commitments, such that after giving effect to such settlements the Pro Rata Share and Revolving Commitment of each Revolving Lender shall be as set forth opposite such Revolving Lender’s name on the signature pages hereof under the caption “Commitment” and (ii) each such Revolving Lender shall be entitled to any reimbursement under Section 2.11 of the Credit Agreement or the Amended Credit Agreement, as applicable, with respect thereto.

Section 7. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

Section 8. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower (a) ratifies, confirms and reaffirms all provisions of the Credit Agreement as amended by this Amendment, and (b) ratifies and confirms that all obligations of the Borrower under the Notes and the Credit Agreement as amended by this Amendment are not released, reduced, or otherwise adversely affected by this Amendment. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to any Revolving Lender, any Issuing Bank or the Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County, Borough of Manhattan, and any appellate court from any such federal or state court, for purposes of all suits, actions or legal proceedings arising out of or relating to this Amendment and the Amended Credit Agreement or the transactions contemplated hereby or thereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE BORROWER, THE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT OR THE NOTES OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECTRA ENERGY PARTNERS, LP, as Borrower

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

	By:	Spectra Energy Partners GP, LLC,
its general partner

	By:	/s/ Laura J. Buss Sayavedra
Name: Laura J. Buss Sayavedra
Title: Vice President and Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$157,142,857.13	$100,000,000.00

CITIBANK, N.A., as the
Agent, as an Extending Lender and as an Initial
Issuing Bank

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$157,142,857.13	$0.00

JPMORGAN CHASE BANK, N.A., as an
Extending Lender

By:	/s/ Bridget Killackey
Name: Bridget Killackey
Title: Executive Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$157,142,857.13	$50,000,000.00

MIZUHO BANK, LTD.,
as an Extending Lender and an Issuing Bank

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$157,142,857.13	$0.00

BANK OF AMERICA, N.A., as an Extending
Lender

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$157,142,857.13	$100,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Extending Lender and as an Initial Issuing Bank

By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

BARCLAYS BANK PLC,
as an Extending Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as an Extending Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Max Wallins
Name: Max Wallins
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Extending Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$40,000,000.00	$0.00

MORGAN STANLEY SENIOR FUNDING, INC.,
as an Extending Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$106,785,714.29	$0.00

MORGAN STANLEY BANK, N.A.,
as an Extending Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

ROYAL BANK OF CANADA,
as an Extending Lender

By:	/s/ Caleb Allen
Name: Caleb Allen
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

SUNTRUST BANK,
as an Extending Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

UBS AG, STAMFORD BRANCH,
as an Extending Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as an Extending Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$71,428,571.43	$0.00

KEYBANK NATIONAL ASSOCIATION,
as an Extending Lender

By:	/s/ Keven D. Smith
Name: Keven D. Smith
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$42,857,142.86	$0.00

THE NORTHERN TRUST COMPANY,
as an Extending Lender

By:	/s/ Keith Burson
Name: Keith Burson
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$146,785,714.29	$0.00

GOLDMAN SACHS BANK USA, as an Extending Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$26,785,714.29	$0.00

BMO HARRIS BANK N.A., as an Extending Lender

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$26,785,714.29	$0.00

CANADIAN IMPERIAL BANK OF
COMMERCE – NEW YORK BRANCH, as an Extending Lender

By:	/s/ William M. Reid

Name: William M. Reid
Title: Authorized Signatory

By:	/s/ Trudy Nelson

Name: Trudy Nelson
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$26,785,714.29	$0.00

THE BANK OF NOVA SCOTIA,
as an Extending Lender

By:	/s/ Mark Sparrow

Name: Mark Sparrow
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$26,785,714.29	$0.00

TORONTO DOMINION (NEW YORK) LLC,
as an Extending Lender

By:	/s/ Savo Bozic

Name: Savo Bozic
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Commitment:	Letter of Credit Commitment:
$25,000,000.00	$0.00

EXPORT DEVELOPMENT CANADA,
as a New Lender

By:	/s/ Elaine Posthumus
Name: Elaine Posthumus
Title: Senior Financing Manager

By:	/s/ Brigitte Couture
Name: Brigitte Couture
Title: Financing Manager

Total Commitments:	Total Letter of Credit Commitments:
$2,500,000,000.00	$250,000,000.00

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

and Commitment Increase Agreement

Exhibit A

COVER PAGE

(See attached.)

$2,500,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 1, 2013,

among

SPECTRA ENERGY PARTNERS, LP,

as Borrower,

THE INITIAL LENDERS AND INITIAL ISSUING BANKS NAMED HEREIN,

as Initial Lenders and Initial Issuing Banks,

CITIBANK, N.A.,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

and MIZUHO BANK, LTD.,

as Syndication Agents

and

BANK OF AMERICA, N.A.,

and WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agents

JPMORGAN CHASE BANK, N.A.,

CITIGROUP GLOBAL MARKETS INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

MIZUHO BANK, LTD.

and WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners